Exhibit 10.1
Form of Stock Appreciation Rights Agreement under the Amended and Restated 1996 Equity Incentive Plan.
TRIPATH IMAGING, INC.
AMENDED AND RESTATED
1996 EQUITY INCENTIVE PLAN
Stock Appreciation Rights Agreement
     TriPath Imaging, Inc. (the “Company”) hereby grants to you (the “Grantee”) the following Stock Appreciation Rights (the “SARs”):
Name of Grantee:
SARs Subject to this Grant:
Grant Date:
Exercisability Schedule and Exercise Price:
•	_________ SARs shall become exercisable on December 31, 20___, with an Exercise Price equal to $ per share;

•	_________ SARs shall become exercisable on ____________, 20___, with an Exercise Price equal to $ per share;

•	_________ SARs shall become exercisable on ____________, 20___, with an Exercise Price equal to $ per share; and

•	_________ SARs shall become exercisable on ____________, 20___, with an Exercise Price equal to $ per share;
Expiration Date: The date ten years after the Grant Date.
By your signature and the signature of the Company’s representative below, you and the Company agree that this Grant is governed by the terms of the Company’s Amended and Restated 1996 Equity Incentive Plan (the “Plan”) and this Stock Appreciation Rights Agreement (this “Agreement”), which includes the incorporated terms and conditions attached to and made a part of this Agreement.

GRANTEE:	TriPath Imaging, Inc.

By:

Print Name ___________________________________		Print Name: _____________________________
Address: _____________________________________		Title: ___________________________________
_____________________________________________

TriPath Imaging, Inc.
Stock Appreciation Rights Agreement
Under the Amended and Restated 1996 Equity Incentive Plan
     THIS STOCK APPRECIATION RIGHTS AGREEMENT (the “Agreement”) is made as of this ______ day of ____________, 20___ by and between TriPath Imaging, Inc., a Delaware Corporation (hereinafter referred to as the “Company”), and ____________ (hereinafter referred to as “Grantee”).
     1.  Grant of Rights.
          (a) The Company hereby grants to Grantee the number of stock appreciation rights (“SARs,” and each individually a “SAR”), subject to the terms and conditions of the Plan, as stated on the cover page to this Agreement.
          (b) Subject to the provisions of paragraph 2 hereof, each SAR shall entitle Grantee to receive from the Company, upon exercise of such SAR, shares of common stock of the Company (“Common Stock”) with an aggregate Fair Market Value (defined below) equal to the amount by which the Fair Market Value of a share of Common Stock on the Exercise Date (defined below) exceeds the Applicable Exercise Price (defined below).
          (c) The “Applicable Exercise Price” means the exercise price stated on the cover page to this Agreement that is applicable to the SAR being exercised.
          (d) The “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the last trading date prior to such date on the principal exchange or automated quotation system on which shares of Common Stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred or (ii) if the Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as determined by the Board of Directors in good faith, in compliance with applicable, statutory and regulatory guidelines.
     2.  Terms and Limitations; Method of Exercise.
          (a) The SARs granted hereunder shall become exercisable in accordance with the schedule on the cover page to this Agreement. After the SARs become exercisable, subject to the provisions of paragraph 5 hereof, the SARs shall continue to be exercisable for the duration of the Exercise Period (defined below).

          (b) Grantee may exercise his SARs in whole or in part at any time during the Exercise Period by providing written notification (the “Notice”) to the Company in the form of Attachment A of such exercise, which Notice shall set forth the number of SARs Grantee elects to exercise and the Applicable Exercise Price(s). Such exercise shall be effective as of the close of business on the date the Notice is received by the Company or as of the close of business on the next Business Day if the date the Notice is received is not a Business Day (the “Exercise Date”). For the purposes of this Agreement, a “Business Day” shall be any day on which the New York Stock Exchange is open for trading.
          (c) Subject to the provisions of paragraph 4 hereof, all SARs granted to Grantee hereunder must be exercised beginning on the date the SARs become exercisable and prior to the expiration of the SARs (the “Exercise Period”). Any SAR outstanding at the end of the Exercise Period shall be terminated.
     3.  Payment Upon Exercise of SARs.
          (a) Upon Grantee’s exercise of some or all of the SARs granted hereunder, the Company shall promptly deliver to Grantee, in certificated or uncertificated form, the aggregate number of shares of Common Stock necessary to settle his or her exercise of SARs under paragraph 1(b) hereof.
          (b) No fraction of a share of Common Stock shall be deliverable upon exercise of a SAR. The Company shall not pay cash or any other consideration in lieu of fractional shares.
          (c) Grantee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of the SARs. The Committee may, in its discretion, require any other Federal or state taxes imposed on the issuance of the shares upon such exercise to be paid by Grantee. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of SARs, valued at their Fair Market Value on the Exercise Date. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to Grantee.
          (d) It shall be a condition to Grantee’s right to exercise the SARs hereunder that the Company may, in its discretion, require (a) that the Common Stock reserved for issue upon the exercise of the SARs shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Common Stock be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or Grantee, or both. Grantee understands that the Company is under no obligation to register for resale the Common Stock issued upon exercise of a SAR, and the certificates representing Common Stock issued upon exercise of SARs may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.
     4.  Expiration of SARs. Except as otherwise extended by the Board in accordance with Internal Revenue Code section 409A:
          (a) If Grantee’s status as an employee or consultant of (i) the Company, (ii) an Affiliate, or (iii) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming an SAR in a transaction to which section 424(a) of the Code applies, is terminated for cause Grantee may exercise the rights that were available to Grantee at the time of such termination only within 10 days from the date of termination;
          (b) If such status is terminated for reason other than for cause or by retirement at normal retirement age, Grantee’s rights hereunder may be exercised within three months from the date of termination.
          (c) If Grantee’s employment is terminated because of disability (within the meaning of section 22(e)(3) of the Code), such rights may be exercised within 12 months from the date of termination.
          (d) Upon the death of Grantee, his or her Designated Beneficiary shall have the right, at any time within 12 months after the date of death, to exercise in whole or in part any rights that were available to Grantee at the time of death.
          (e) For purposes of this paragraph, if Grantee is on military leave, approved sick leave, or other bona fide leave of absence, his or her employment will be treated as continuing throughout the period of absence if (i) such period does not exceed 90 days or (ii), if longer, so long as Grantee’s right to reemployment is guaranteed either by statute or by written agreement with the Company; otherwise, Grantee’s employment will be deemed to have terminated for cause on the 91st day of such absence.
          (f) Notwithstanding the foregoing provisions of this paragraph 4, no rights under this SAR may be exercised after the Expiration Date stated on the cover page to this Agreement.

     5.  Nature of Rights. Grantee shall have no rights as a shareholder with respect to the SARs granted hereunder. The SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Grantee upon their exercise. The SARs shall not constitute or be treated as property or as a trust fund of any kind. Grantee’s rights under this Agreement are limited to the right to receive payments in Common Stock as herein provided. No dividend equivalents with respect to the SARs granted under this Agreement will be paid to Grantee.
     6.  No Transfer of SARs. The SARs are not transferable by Grantee otherwise than to the extent permitted by the Plan, and are exercisable, during Grantee’s lifetime, only by Grantee or Grantee’s immediate transferee as permitted by the Plan. The naming of a Designated Beneficiary does not constitute a transfer.
     7.  Amendments. The Board may at any time or times amend the Plan, the SARs granted hereunder, or this Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination, amendment of the Plan, amendment of the SARs or this Agreement shall, without Grantee’s consent, materially adversely affect Grantee’s rights under the SARs or this Agreement. Notwithstanding the foregoing, this Agreement shall be amended as required by Section 11(e) below to the extent required by regulatory or statutory guidance.
     8.  Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company’s outstanding Common Stock, the number and kind of shares subject to the SARs and the exercise price hereunder shall be equitably adjusted. If such transaction involves a consolidation or merger of the Company with another entity, the sale, lease or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee shall upon written notice to Grantee provide that the SARs shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee shall accelerate or waive any deferred exercise period.
     9.  Rights as Employee. Grantee (if an employee) is an employee-at-will unless, and only to the extent, provided in a separate written agreement executed by the chief executive officer of the Company or his duly authorized designee, and neither the Plan nor the grant of this SAR shall be deemed to give Grantee the right to continued employment or to limit the right of the Company to discharge Grantee at any time.
     10. Plan Incorporated by Reference. The SARs are issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Corporate Counsel of the Company.
     11. Miscellaneous.
          (a) Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of Delaware without giving effect to the principles of the conflicts of laws thereof.
          (b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.
          (c) Notices. All notices required or permitted hereunder shall be in writing and be effective upon personal delivery, upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to its principal executive office at the time, Attention: President, and if to Grantee, to the address shown beneath his or her signature on the signature page of this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11(c).
          (d) Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by Grantee, but no such waiver by the Board shall operate to the detriment of Grantee without Grantee’s consent.
          (e) Statutory Requirements and Subsequent Amendment. This Agreement and the grant of any SAR hereunder is intended to be exempt from the requirements of the American Jobs Creation Act, specifically with respect to the definition of deferred compensation and the provisions of section 409A of the Code. To the extent required by subsequent guidance, whether statutory or regulatory, the Company and Grantee agree that any SAR granted hereunder may be modified, rescinded or substituted by the Company with an award of comparable economic value as required to maintain the exemption from the provisions of section 409A of the Code.
          (f) Administration. The Committee shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. The Committee shall have full power and authority to pass and decide upon cases in conformity with the objectives of this Agreement under such rules as the Board of the Company may establish. Any decision made or action taken by the Company, the Board, or the Committee arising out of, or in connection with, the administration, interpretation, and effect of this Agreement shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Committee, or employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by the recipient or by any agent to whom duties in connection with the administration of this Agreement have been delegated in accordance with the provision of this Agreement.

Attachment A
Notice of Exercise of Stock Appreciation Rights
(To be completed and signed only on exercise of SARs)
     I hereby exercise stock appreciation rights (“SARs”) granted by TriPath Imaging, Inc. (the “Company”) to me on ____________, subject to all the terms and provisions thereof as contained in the Stock Appreciation Rights Agreement of the same date signed by me concerning such SARs (the “Agreement”) and in the Company’s Amended and Restated 1996 Equity Incentive Plan referred to therein (the “Plan”), and notify you of my desire, pursuant to the Grant, to exercise the number of SARs with the exercise prices set forth below:
     ____________ SARs with an Exercise Price of $______   per share
     ____________ SARs with an Exercise Price of $  ______ per share (if applicable)
     ____________ SARs with an Exercise Price of $  ______ per share (if applicable)
     ____________ SARs with an Exercise Price of $  ______ per share (if applicable)
     I understand that all taxes relating to the exercise of these SARs are my responsibility alone, and have sought advice from my tax advisor as I determined appropriate.
     I hereby confirm to the Company each of my representations, covenants and agreements in the Agreement.
     All capitalized terms in this Notice of Stock Appreciation Rights Exercise have the meanings set forth in the Agreement or in the Plan, as the case may be.

DATED: __________________

Signature:

Name: _________________________________